UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2010

iShares® COMEX® Gold Trust

(Exact name of registrant as specified in its charter)

New York	001-32418	81-6124036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o BlackRock Asset Management International Inc.

400 Howard Street

San Francisco, California 94105

Attn: BlackRock Institutional Trust Company, N.A.’s Product Management Team

Intermediary Investor and Exchange-Traded Products Department

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 11, 2010, BlackRock Asset Management International Inc., the sponsor of the registrant, issued a press release announcing a ten-for-one stock split of the shares of the registrant with a record date of June 21, 2010 and a distribution date of June 23, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1	Press release dated June 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2010

iShares® COMEX® Gold Trust*

By:	BlackRock Asset Management International Inc.

By:	/s/ Geoffrey D. Flynn
Name:	Geoffrey D. Flynn
Title:	Chief Financial Officer

By:	/s/ Michael A. Latham
Name:	Michael A. Latham
Title:	Chief Executive Officer

*	The registrant is a trust. The individual specified above is signing in his or her capacity as an officer and/or authorized signatory of BlackRock Asset Management International Inc., the sponsor of the trust.